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                                                                    EXHIBIT 10.4

                                PALL CORPORATION

                         1998 EMPLOYEE STOCK OPTION PLAN
                      (as amended effective April 17, 2002)


         Pall Corporation (the "Company"), in order to retain and attract personnel for positions of responsibility with the Company and its subsidiaries and to provide additional incentive to such personnel by offering them an opportunity to obtain a proprietary interest in the Company, hereby authorizes options to be granted to "executive officers" and "eligible employees" (as those terms are hereinafter defined) of the Company and its subsidiaries to purchase shares of Common Stock of the Company ("shares") upon the terms and conditions described below in this Pall Corporation 1998 Employee Stock Option Plan (the "Plan").

         1. Administration of the Plan. The Plan shall be administered, and the options under the Plan shall be granted, by the Compensation Committee of the Company as from time to time constituted (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors who are appointed by the Board and are (i) "Non-Employee Directors" as defined in Rule 16b-3 of the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Exchange Act") or any successor regulation, and (ii) "outside directors" as defined in the regulations of the Internal Revenue Service under Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"). The members of the Committee shall serve, without compensation, at the pleasure of the Board. Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan and the options granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of the options described in Section 4 hereof, and to make all other decisions necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option in the manner and to the extent the Committee deems desirable to carry it into effect. Any decision of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee. No member of the Committee shall be liable for anything done or omitted to be done by him or her or by any other member of the Committee in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

         2. Number of Shares Subject to Option. The aggregate number of shares which may be issued under the Plan is eight million (8,000,000) shares of Common Stock of the Company. Such shares may be either authorized but unissued or reacquired shares. If after July 7, 1998 the Company effects one or more stock splits, stock dividends, combinations, exchanges of shares or similar capital adjustments, the number and kind of shares with respect to which options may be granted under the Plan, the number of shares which may be granted to any individual as limited by Section 3 hereof, the number and kind of shares subject to each outstanding option and the option price per share under each such option shall be proportionately and appropriately adjusted by the Committee. If any option granted under the Plan, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the shares with respect to which it has not been exercised shall be available for further options under the Plan.

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         With respect to incentive stock options granted under this Plan and under all stock option plans of the Company and its parent and subsidiary corporations, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which such incentive stock options are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

         3. Eligible Optionees. Options may be granted only (a) to executive officers of the Company as that term is defined in Rule 405 of the Securities and Exchange Commission under the Securities Act of 1933 as amended (the "Securities Act") or successor regulation ("executive officers"), and (b) to other employees (including officers) of the Company and of such other corporations as are subsidiary corporations of the Company at the time of grant who, in the judgment of the Committee, are in a position to contribute significantly to the Company's success ("eligible employees"). The Committee is hereby given the authority to select the particular executive officers and eligible employees to whom options under the Plan are to be granted, to determine the number of shares to be optioned to each such executive officer and eligible employee (except that options may not be granted under this Plan to any individual during any period of 24 consecutive months on more than an aggregate of 300,000 shares, subject to adjustment in accordance with the third sentence of Section 2 hereof) and to grant one or more options under the Plan to any such executive officer or eligible employee from time to time, irrespective of whether one or more options have been granted to such individual under previous stock option plans of the Company. In exercising its authority under the foregoing provisions of this paragraph, each member of the Committee, as authorized by ss.717(a) of the New York Business Corporation Law, shall be entitled to rely on information, opinions, reports and statements prepared or presented by (i) one or more officers of the Company or any subsidiary of the Company whom the member believes to be reliable and competent in the matters presented or (ii) counsel, public accountants or other persons as to matters which the member believes to be within such person's professional or expert competence. Nothing in the Plan or in any option granted under the Plan shall confer any rights on any officer or other employee to continue in the employ of the Company or any of its subsidiary corporations or shall interfere in any way with the right of the Company or any of its subsidiary corporations, as the case may be, to terminate his or her employment at any time.

         4. Terms of Options. Options granted under the Plan may be "incentive stock options" meeting the requirements for such options prescribed by Section 422 of the Code, or may be options not so qualifying as incentive stock options ("nonqualified options"). The determination as to whether or not an option granted under the Plan is intended to be an incentive stock option shall be made by the Committee.

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         Each option granted under the Plan shall comply with the following terms and conditions:

                  (a) The option price shall be the fair market value of the shares subject to the option at the time the option is granted. Fair market value shall be as determined in good faith by the Committee. In no event shall the option price be less than the par value of the shares.

                  (b) The option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his or her lifetime only by him or her except that, at the discretion of the Committee, a nonqualified option may provide that the option is transferable to any "family member" of the optionee, as the term "family member" is defined in the General Instructions to Form S-8 promulgated by the Commission under the Securities Act.

                  (c) An option shall not be exercisable

                           (i) after the expiration of ten years from the date
                  it is granted (the "date of grant"); and

                           (ii) unless counsel for the Company shall be
                  satisfied that the issuance of shares upon exercise will be in compliance with the Securities Act and applicable state laws; and

                           (iii) unless written notice of exercise, in form
                  satisfactory to the Committee, is given to the Company; and

                           (iv) unless the optionee has been, at all times
                  during the period beginning with the date of grant of an option and ending on the date of exercise thereof, an employee of the Company or of one of its subsidiary corporations, or of a corporation or a parent or subsidiary of a corporation assuming the option in a transaction to which Section 424(a) of the Code applies, except that

                                    (A) if the optionee shall cease to be an
                           employee by reason of his or her disability or by reason of his or her retirement under an approved retirement program of the Company or a subsidiary thereof while holding an option which has not expired and has not been fully exercised, the option shall remain in full force and effect and may be exercised in accordance with its terms until it expires by its terms by the passage of time or is canceled or terminated in accordance with its terms (it being understood, however, that incentive stock option federal income tax treatment will not be accorded with respect to an option exercise made more than three months after the optionee ceased to be an employee by reason of such retirement or one year after he ceased to be an employee by reason of disability within the meaning of Section 22(e)(3) of the Code or successor section); and

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                                    (B) if any person to whom an option has been
                           granted shall die holding an option which has not been fully exercised, his or her estate or any person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of such person may, at any time within one year after the date of such death (but in no event after the option has expired by its terms by the passage of time or has been canceled or terminated in accordance with its terms) exercise the option with respect to any shares as to which the decedent could have exercised the option at the time of his or her death; and

                                    (C) if the optionee shall cease to be an
                           employee for any reason other than disability, retirement or death as provided in paragraphs (A) and
                           (B) of this Section 4(a)(iv), while holding an option which has not expired and has not been fully exercised, the Committee may, in its sole discretion, amend the option to permit its exercise at any time within six months (or such shorter period as the Committee may specify) after the date on which the optionee ceases to be an employee (but in no event after the option has expired by its terms by the passage of time or has been canceled or terminated in accordance with its terms), provided that (I) any optionee who exercises an option under this paragraph
                           (C) after he or she ceases to be an employee may not elect to pay the "purchase price" on an installment basis as provided in Section 4(d) hereof, and (II) it is understood that incentive stock option federal income tax treatment will not be accorded with respect to an option exercise made, in accordance with action by the Committee pursuant to this paragraph, more than three months after the optionee ceased to be an employee; and

                           (v) unless the person exercising the option makes
                  payment to the Company in full in United States dollars by cash or check of such amount as is sufficient to satisfy the Company's obligation, if any, to withhold federal, state and local taxes by reason of such exercise or makes such other arrangement satisfactory to the Committee as will enable the Company to satisfy such obligation.

                  (d) Each option granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and all applicable laws and regulations and shall be subject to such terms and conditions relating to the time at which the option may first be exercised and the number of shares with respect to which it may thereafter be exercised from time to time (for example, in cumulative annual or other periodic installments), and to such additional terms and conditions not inconsistent with the Plan or applicable laws and regulations, as the Committee may in its discretion determine. Each nonqualified option granted under the Plan shall state that it is not to be treated as an incentive stock option. Each option granted under the Plan shall require that the person exercising the option shall, at the time notice of exercise is given pursuant to Section 4(c)(iii) hereof, make full payment in United States dollars by cash or check of the option exercise price of the shares being acquired except that, at the election of the Committee, an option may provide that, at the time notice of exercise is given pursuant to Section 4(c)(iii) hereof, the person exercising the option, at his or her election, shall either make full payment in United States dollars by cash or check of the option exercise price of the shares being acquired (sometimes hereafter called the "purchase price") or agree to pay such purchase price on an installment payment basis on the following terms and conditions:

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                           (i) The installments payable shall be the minimum
                  amounts required to be paid by Section 221.4(b) of Regulation U of the Board of Governors of the Federal Reserve System as in effect as of the date of exercise of the option (hereinafter "Regulation U") or such greater installment payments as the Committee may prescribe.

                           (ii) The person exercising the option shall not be
                  required to pay interest to the Company on the unpaid balance of the purchase price.

                           (iii) The unpaid balance of the purchase price shall
                  be immediately payable in full upon demand made by the Company to the optionee (or to the successor owner of the stock if the optionee has died).

                           (iv) The shares for which the option is exercised
                  shall be issued to and registered in the name of the person exercising the option but shall be endorsed by the person exercising the option in blank (either on the certificate or on a separate stock power) and held by the Company as collateral security for the unpaid balance of the purchase price. The person exercising the option shall not be permitted to sell, withdraw, pledge or otherwise dispose of all or any part of such collateral except at a time when such sale, withdrawal, pledge or other disposition is permitted by Regulation U. Subject to compliance with the immediately preceding sentence, the person exercising the option shall have the right at any time and from time to time to withdraw part or all of the shares from the collateral so held by the Company upon payment of the unpaid balance of the purchase price of the shares withdrawn. For purposes of determining such unpaid balance, each payment made otherwise than to obtain withdrawal of shares under the immediately preceding sentence shall be applied pro rata to all shares which at the time of such payment are held by the Company as collateral for the payment of the purchase price by the person exercising the option. Upon default by the person exercising the option in the making of any payment due under the foregoing provisions of this subparagraph (d), the Company shall have with respect to the collateral all of the rights of a secured party under the Uniform Commercial Code as in effect in the State of New York.

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                                    (E) The person exercising an option shall be
                           entitled, from the date of exercise of such option, to all of the rights of a shareholder, including the right to vote the shares and to receive and retain all dividends paid thereon.

                  (e) The Committee is authorized in its discretion and with the consent of the optionee to make amendments, not in conflict with the Plan or any applicable law or regulation, in the terms of any option granted under the Plan.

                  (f) In addition to the methods of payment of the option exercise price authorized by subparagraph (d) next above, the option may provide that the person exercising the option, at his or her election, shall have the right to make payment at the time of exercise by delivering to the Company shares of Common Stock of the Company having a total fair market value equal to the option exercise price, or a combination of cash and such shares having a total fair market value equal to the option exercise price, provided, however, that all shares so delivered must have been beneficially owned by the person exercising the option for at least six months prior to the option exercise date and, upon request, the Company shall be given satisfactory proof of such beneficial ownership. For the purposes of the preceding sentence, the fair market value of a share of Common Stock shall be the mean between the high and low sale prices of the Common Stock on the trading day preceding the option exercise date as such prices are reported by and for the New York Stock Exchange, Inc. Composite Transactions. Certificates representing shares delivered to the Company pursuant to this paragraph shall be duly endorsed or accompanied by appropriate stock powers, in either case with signature guaranteed if so required by the Company.

         5. Change in Control.

                  (a) In the event of a "Change in Control" of the Company (as defined in paragraph (b) below), options outstanding under the Plan on the day preceding the date on which the Change in Control occurs (x) shall become exercisable in full on the date of the Change in Control (i.e., to the extent that any such option or portion thereof is not yet exercisable, the right to exercise such option in full shall be accelerated) and (y) shall remain fully exercisable, irrespective of whether the optionee ceases to be an employee of the Company or a subsidiary, until the date on which the option would otherwise expire by its terms by the passage of time.

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                  (b) A "Change in Control" for purposes of the Plan shall mean the occurrence of any of the following:

                           (i) the "Distribution Date" as defined in Section 3
                  of the Rights Agreement dated as of November 17, 1989 between the Company and United States Trust Company of New York, as Rights Agent as the same may have been amended or extended to the time in question or in any successor agreement (the "Rights Agreement"); or

                           (ii) any event described in Section 11(a)(ii)(B) of
                  the Rights Agreement; or

                           (iii) any event described in Section 13 of the Rights
                  Agreement, or

                           (iv) the date on which the number of duly elected and
                  qualified directors of the Company who were not either elected by the Company's Board of Directors or nominated by the Board of Directors or its Nominating Committee for election by the shareholders shall equal or exceed one-third of the total number of directors of the Company as fixed by its by-laws;

         provided, however, that no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control pursuant to paragraph (a) of this Section 5 shall exist, to the extent that the Board of Directors of the Company so determines by resolution adopted prior to the Change in Control. Any such resolution may be rescinded or countermanded by the Board at any time. If the Board so determines by such resolution, and such resolution has not been rescinded or countermanded as permitted by the preceding sentence, the Board shall have the right to authorize (I) the cancellation and termination of all options then outstanding as of a date to be fixed by the Board, provided, however, that not less than 30 days written notice of the date so fixed shall be given to each optionee, and each optionee shall have the right during such period (irrespective of whether the optionee ceases to be an employee of the Company or a subsidiary during such period) to exercise his or her option as to all or any part of the shares covered thereby, including any shares as to which the option has not yet become exercisable, or (II) the substitution for each outstanding option of a new option meeting the requirements of Section 424(a) of the Code.

         6. Interpretation. The words "employee", "own", "outstanding" and "disposition", the term "subsidiary corporation" and any other words or terms used in the Plan or in the options granted under the Plan which are defined or used in Section 422 or 424 of the Code shall, unless the context clearly requires otherwise, have the meanings assigned to them therein, irrespective of whether or not such options are incentive stock options.

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         7. Reports and Returns. The appropriate officers of the Company shall cause to be filed, or furnished to all employees to whom options have been granted, any reports, returns or other information regarding the options granted hereunder or any shares issued pursuant to the exercise thereof as may be required by the Code, the Securities Act, the Exchange Act, the Employee Retirement Income Security Act of 1974, Regulation U or any other applicable statute, rule or regulation, as any such statute, rule or regulation has been amended to the time in question.

         8. Amendment. The Plan may be amended at any time and from time to time by the Board of Directors of the Company, but no amendment increasing the aggregate number of shares which may be issued under options granted pursuant to the Plan or affecting this sentence shall be effective unless the same be approved by the shareholders of the Company not later than the date 12 months after the Board adopts the amendment. No amendment of the Plan shall alter or impair any of the rights or obligations of any person, without his or her consent, under any option theretofore granted under the Plan.

         9. Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

                  (a) upon the adoption of a resolution of the Board of Directors of the Company terminating the Plan; or

                  (b) July 6, 2008.

         No termination of the Plan shall alter or impair any of the rights or obligations of any person, without his or her consent, under any option theretofore granted under the Plan.

10. Shareholder Approval. The Plan shall be submitted to the shareholders of the Company for their approval before July 7, 1999. No option granted hereunder shall be exercisable until such approval has been obtained. If the shareholders do not approve the Plan before July 7, 1999, the Plan shall terminate and any options theretofore granted hereunder shall thereupon be void without further action of the Company. The shareholders shall be deemed to have approved the Plan only if it is approved at a meeting of the shareholders duly held before July 7, 1999, by vote taken in the manner required by the laws of the State of New York.

[Note:  This Plan was adopted by the
Board of Directors on July 7, 1998,
approved by the shareholders at the annual meeting on November 19, 1998, amended by the Board of Directors on July 12, 2000, with the approval of the shareholders at the annual meeting on November 15, 2000, and amended by the Board of Directors on April 17, 2002.]

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